INFORMATION STATEMENT
                              REGARDING SUBADVISER
                                 CHANGES TO THE
                           USAA EMERGING MARKETS FUND


The USAA Emerging Markets Fund's Board of Trustees (the Board) recently approved Lazard Asset Management LLC (Lazard), Victory Capital Management, Inc. (Victory), and Brandes Investment Partners, L.P. (Brandes) as new subadvisers for the USAA Emerging Markets Fund (the Fund), replacing Batterymarch Financial Management, Inc. and The Boston Company with the change taking effect on October 16, 2012. In 2002, the U.S. Securities and Exchange Commission granted an order that permits USAA Asset Management Company (AMCO) to change subadvisers for a Fund without first calling a special shareholders meeting and obtaining shareholder approval (Order). One of the conditions of the Order requires AMCO, within 90 days of the hiring of any new subadviser, to furnish the Fund's shareholders all the information that would have been included in a proxy statement. This statement provides such information regarding the hiring of Lazard, Victory, and Brandes. This Information Statement is first being delivered to shareholders on or about January 15, 2013.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                       INVESTMENT SUBADVISORY AGREEMENTS
                    AMONG AMCO, LAZARD ASSET MANAGEMENT LLC,
                     VICTORY CAPITAL MANAGEMENT, INC., AND
                       BRANDES INVESTMENT PARTNERS, L.P.

> WHAT WAS  THE  PROCESS  THAT  LED TO LAZARD, VICTORY, AND BRANDES BECOMING NEW
  SUBADVISERS TO THE FUND?

In monitoring the performance of the Fund's former subadviser, Batterymarch Financial Management, Inc. (Batterymarch) and The Boston Company, AMCO determined that the relative performance of the portion of the Fund allocated to Batterymarch and The Boston Company did not meet expectations. As a result, AMCO reassessed the options available to the Fund, identified several firms in the business of managing funds with objectives similar to that of the Fund, and solicited proposals from those firms. After reviewing the proposals, AMCO concluded that engaging Lazard, Victory, and Brandes was in the best interests of the Fund and recommended that the Fund's Board approve entering into investment subadvisory agreements with each of Lazard, Victory, and Brandes (Subadvisory Agreement(s)).

On September 26, 2012, after considering, among other things, Lazard's, Victory's, and Brandes's capabilities and reviewing the terms of the Subadvisory Agreements, the Fund's Board approved the new Subadvisory Agreements. Lazard's, Victory's, and Brandes's duties under their respective Subadvisory Agreements are substantially the same as the duties of Batterymarch and The Boston Company under the Fund's former subadvisory agreements between AMCO and Batterymarch and The Boston Company. AMCO will continue to oversee the management of the Fund as its investment adviser.

> WHAT  ARE  THE  KEY  PROVISIONS  OF  THE  SUBADVISORY  AGREEMENTS?

Under the Subadvisory Agreements, AMCO will employ Lazard, Victory, and Brandes to each manage a portion of the day-to-day investment of the Fund's assets consistent with the Fund's investment objective, policies, and restrictions. Lazard, Victory, and Brandes will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to the supervision and monitoring of AMCO and the oversight of the Fund's Board. AMCO, and not the Fund, will be responsible for paying all fees charged by Lazard, Victory, and Brandes for these subadvisory services. A description of the Subadvisory Agreements set forth herein is qualified in its entirety by the actual Subadvisory Agreements, forms of which are attached as EXHIBIT A, EXHIBIT B, AND EXHIBIT C.

> WHEN  DID THE  INVESTMENT  SUBADVISORY  AGREEMENTS  TAKE EFFECT AND UNDER WHAT
  CIRCUMSTANCES  MAY  THEY  BE  TERMINATED?

 The Subadvisory Agreements took effect on October 16, 2012, and will remain in effect for an initial two-year period ending on October 15, 2014. Thereafter, each Subadvisory Agreement may be continued for successive years, provided that it is specifically approved at least annually by a vote of a majority of the Board members who are not "interested persons," as that term is defined in
 Section 2(a)(19) of the 1940 Act, of the Fund (Independent Board Members) and by a majority of all Board members. The Fund may terminate a Subadvisory Agreement, without penalty, by a vote of a majority of the Independent Board Members or by vote of a majority of the Fund's outstanding shares, without penalty, on not more than 60 days' written notice to AMCO and Lazard, Victory, or Brandes, as the case may be. AMCO may at any time terminate any Sub-advisory Agreement, without penalty, by written notice to Lazard, Victory, or Brandes, respectively. Lazard, Victory, or Brandes may terminate their respective Subadvisory Agreement, without penalty, by not less than 90 days' written notice to AMCO. A Subadvisory Agreement automatically will termi-nate without penalty in the event of its "assignment" as that term is defined in the 1940 Act.

 > WILL THE FUND'S TOTAL EXPENSES CHANGE AS A RESULT OF THE SUBADVISORY
   AGREEMENTS WITH  LAZARD,  VICTORY,  AND  BRANDES?

No, the Subadvisory Agreements will not affect the Fund's total expense ratio. AMCO (not the Fund) pays a fee to Lazard, Victory, and Brandes for services under the Subadvisory Agreements.

> WILL THE FUND'S INVESTMENT OBJECTIVE OR INVESTMENT STRATEGY CHANGE AS A RESULT
  OF  THE  SUBADVISORY  AGREEMENTS  WITH  LAZARD,  VICTORY, AND  BRANDES?

The Fund's investment objective will remain the same. However, Lazard, Victory, and Brandes are expected to realign the portion of the Fund's portfolio that each will advise to reflect their proprietary investment techniques. As a result, during the transition period, the Fund could experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the Fund could realize capital gains when portfolio positions are sold. These realized capital gains may increase the Fund's taxable distributions for the current year.

 > WHAT  INFORMATION  DID  THE  BOARD  CONSIDER  PRIOR TO  APPROVING  THE
   SUBADVISORY  AGREEMENTS  WITH  LAZARD, VICTORY, AND BRANDES?

At a meeting held on September 26, 2012, the Board, including the Independent Board Members, approved the Subadvisory Agreements with Lazard, Victory, and Brandes. In advance of the meeting, the Board received and considered a variety of information relating to the Subadvisory Agreements, Lazard, Victory, and Brandes and had the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) the experience and qualifications of Lazard, Victory, and Brandes and the individuals at each company who would be responsible for providing investment management services for the Fund; and (ii) the fees to be paid to Lazard, Victory, and Brandes. Prior to voting, the Independent Board Members reviewed each proposed Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed Subadvisory Agreements. The Independent Board Members also reviewed the proposed Subadvisory Agreements in private sessions with their counsel at which no representatives of management were present.

In  approving  the  Fund's  Subadvisory  Agreements  with  Lazard,  Victory, and
Brandes, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the Fund by Lazard, Victory, and Brandes, including the personnel that will be providing services; (ii) compensation and any other benefits that will be derived from the subadvisory relationship by Lazard, Victory, and Brandes; (iii) comparisons, to the extent available, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreements. The Board's analysis of these factors is set forth below. In considering the Subadvisory Agreements, the Board did not identify any single factor as controlling, and each Independent Board Member may have attributed different weights to various factors. Throughout their deliberations, the Independent Board Members were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES TO BE PROVIDED; INVESTMENT PERSONNEL. The Board considered information provided to it regarding the services to be provided by Lazard, Victory, and Brandes. The Board considered Lazard's, Victory's, and Brandes's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund and Lazard's, Victory's, and Brandes's level of staffing. The Board noted Lazard, Victory, and Brandes brokerage practices. The Board also considered their regulatory and compliance history. The Board noted that AMCO's monitoring processes of Lazard, Victory, and Brandes would include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) periodic due diligence reviews of Lazard, Victory, and Brandes. The Board also took into consideration the financial condition of Lazard, Victory, and Brandes.

SUBADVISER COMPENSATION. In considering the cost of services to be provided by Lazard, Victory, and Brandes and the profitability to Lazard, Victory, and Brandes of their relationship with the Fund, the Board noted that the fees under the Subadvisory Agreements would be paid by AMCO. The Board also relied on the ability of AMCO to negotiate the Subadvisory Agreements and the fees thereunder at arm's length. The Board also considered information relating to potential economies of scale in Lazard's, Victory's, and Brandes's management of the Fund, to the extent available. However, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered for the above reasons.

SUBADVISORY FEES AND FUND PERFORMANCE. The Board considered the subadvisory fees for the Fund in comparison to the fees that Lazard, Victory, and Brandes charge to comparable clients, as applicable. The Board considered that the Fund pays a management fee to AMCO and that, in turn, AMCO will pay a subadvisory fee to Lazard, Victory, and Brandes. The Board took into account that the advisory fees paid by the Fund would not change. The Board noted AMCO's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of Lazard, Victory, and Brandes.

CONCLUSION. After full consideration of a variety of factors, including those discussed above, the Board determined that its evaluation of each of the factors above supported approval of the Subadvisory Agreements with Lazard, Victory, and Brandes, and that such approval would be in the best interests of the Fund and its shareholders. As a result, the Board, including the Independent Board Members, voted to approve the Subadvisory Agreements with Lazard, Victory, and Brandes.

 > WHAT  GENERAL  INFORMATION  IS  AVAILABLE  ABOUT  LAZARD?

Lazard, located at 30 Rockefeller Plaza, New York, New York 10112-6300, provides investment management services to client discretionary accounts with assets totaling approximately $146 billion as of September 30, 2012.

 > WHO  ARE  THE  DIRECTORS  AND  PRINCIPAL  EXECUTIVE  OFFICER  OF  LAZARD?

The names and principal occupations of the current directors and principal executive officer of Lazard are set forth as follows:

NAME  AND  ADDRESS                     PRINCIPAL  OCCUPATION

Ashish Bhutani                         Director and Chief Executive Officer and
                                       Vice Chairman of Lazard Ltd, the parent
                                       company  of  Lazard

Kenneth M. Jacobs                      Director  and  Chairman of the Board of
                                       Directors and Chief Executive Officer of
                                       Lazard  Ltd.,  the  parent  company  of
                                       Lazard

Alexander F. Stern                     Director and Chief Operating Officer of
                                       Lazard Ltd., the parent company of Lazard

During the last five fiscal years, no director or officer of Lazard has engaged in any other business, profession, vocation, or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Each of these individuals has a business address of 30 Rockefeller Plaza, New York, New York 10112-6300.

 > DOES  LAZARD  OR  ANY  OF ITS AFFILIATES PROVIDE ANY ADDITIONAL SERVICES TO
   THE FUND?

No.

 > WHAT  WILL  AMCO  PAY  LAZARD  FOR  ITS  SUBADVISORY  SERVICES?

Lazard will charge AMCO 0.75% on the first $200 million of assets under management, 0.75% on the next $200 million of assets under management, 0.65% on the next $200 million of assets under management, and 0.60% on assets above $600 million. In addition, Lazard will not seek to increase this fee during a three-year period ending October 16, 2015.

 > DOES  LAZARD  ACT  AS  ADVISER  FOR  SIMILAR  FUNDS?

Lazard advises several proprietary mutual funds with a similar investment objective to the USAA Emerging Markets Fund.

   FUND NAME                ASSETS UNDER MANAGEMENT
                              AS OF SEPTEMBER 30, 2012       MANAGEMENT FEE

Lazard Emerging Markets
Equity Blend Portfolio          $179.6 Million                 1.05%

Lazard Emerging Markets
Equity Portfolio               $15,479.3 Million               1.00%

Lazard Developing Markets
Equity Portfolio                 $380.7 Million                1.00%

> WHAT  GENERAL  INFORMATION  IS  AVAILABLE  ABOUT  VICTORY?

Victory, located at 4900 Tiedeman Road, Cleveland, Ohio 44144, is an SEC-registered investment adviser with nearly $22 billion in assets under management and advisement as of September 30, 2012, primarily for institutional clients. Through predecessor firms, Victory was founded in 1894 and is a wholly owned, independent subsidiary of KeyBank.

> WHO  ARE  THE  DIRECTORS  AND  PRINCIPAL  EXECUTIVE  OFFICER  OF  VICTORY?

The names and principal occupations of the current directors and principal executive officer of Victory are set forth as follows:

NAME AND ADDRESS                    PRINCIPAL OCCUPATION

David C. Brown                      Co-Chief Executive Officer,
4900  Tiedeman Road                 Co-President, and Chairman
Cleveland, Ohio 44144               of the Board of Directors

Christopher A. Ohmacht              Co-Chief  Executive  Officer
45 Rockefeller Plaza                and Co-President
New York, New York 10111

Richard G. Zeiger                   Legal Counsel, Secretary, and Director
127 Public Square
Cleveland, Ohio 44114

Joseph Rosmarin                     Director
127 Public Square
Cleveland, Ohio 44114

During the last five fiscal years, no director or officer of Victory has engaged in any other business, profession, vocation, or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

> DOES VICTORY OR ANY OF ITS AFFILIATES PROVIDE ANY ADDITIONAL SERVICES TO THE FUND?

No.

 > WHAT  WILL  AMCO  PAY  VICTORY  FOR  ITS  SUBADVISORY  SERVICES?

Victory will charge AMCO 0.85% on the first $50 million of assets under management, 0.75% on the next $100 million of assets under management, and 0.70% on assets above $150 million. In addition, Victory will not seek to increase this fee during a three-year period ending October 16, 2015.

> DOES  VICTORY  ACT  AS  ADVISER  FOR  SIMILAR  FUNDS?

No.

 > WHAT  GENERAL  INFORMATION  IS  AVAILABLE  ABOUT  BRANDES?

Brandes, located at 11988 El Camino Real, San Diego, California 92130, is 100% beneficially owned by senior professionals of the firm. As of September 30, 2012, firm-wide assets under management were $29.8 billion.

> WHO  ARE  THE  PRINCIPAL  EXECUTIVE  OFFICERS  OF  BRANDES?

Brandes is a limited partnership with an executive committee consisting of the following five members:

NAME                                   PRINCIPAL OCCUPATION

Charles H. Brandes, CFA                Chairman
Jeffrey A. Busby, CFA                  Executive Director
Glenn R. Carlson, CFA                  Chief Executive Officer
Gary Iwamura, CPA                      Director of Finance
Brent V. Woods, CFA                    Managing Director, Investmnets

 During the last five fiscal years, no officer of Brandes has engaged in any other business, profession, vocation, or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Each of these individuals has a business address of 11988 El Camino Real, San Diego, California 92130.

 > DOES BRANDES OR ANY OF ITS AFFILIATES PROVIDE ANY ADDITIONAL SERVICES TO THE FUND?

No.

 > WHAT  WILL  AMCO  PAY  BRANDES  FOR  ITS  SUBADVISORY  SERVICES?

Brandes will charge AMCO 0.75% on the first $300 million of assets under management, 0.70% on the next $300 million of assets under management, and 0.60% on assets above $600 million. In addition, Brandes will not seek to increase this fee during a three-year period ending October 16, 2015.

 > DOES  BRANDES  ACT  AS  ADVISER  FOR  SIMILAR  FUNDS?

As of September 30, 2012, Brandes acts as advisor to the Brandes Emerging Markets Fund (0.95% advisory fee; $201.8M in total assets) and one of three subadvisors to the American Beacon Emerging Markets Fund (0.75% subadvisory fee; $46.3M in total assets for the Brandes sleeve).

                              NAME AND ADDRESS OF
                         THE FUND'S INVESTMENT ADVISER,
                    PRINCIPAL UNDERWRITER, AND ADMINISTRATOR

AMCO, located at 9800 Fredericksburg Road, San Antonio, TX 78288, is the Fund's investment adviser and administrator. USAA Investment Management Company, located at 9800 Fredericksburg Road, San Antonio, TX 78288, is the Fund's principal underwriter.

                                  SHARES OWNED

As of December 31, 2012, there were 57,734,554.733 shares of the Fund outstanding. The following table identifies those who, as of December 31, 2012, held of record or owned beneficially 5% or more of the voting stock of any Fund's shares.
                               NAME  AND  ADDRESS                PERCENTAGE
TITLE OF CLASS                OF BENEFICIAL OWNER                OF CLASS
                          USAA Target Retirement 2030 Fund
Emerging Markets Fund          San Antonio, Texas 78288            5.58%
Institutional Shares
                          USAA Target Retirement 2040 Fund
Emerging Markets Fund           San Antonio, Texas 78288           7.11%
Institutional Shares
                           USAA Managed Portfolios - UMP
Emerging Markets Fund            San Antonio, Texas 78288          29.51%
Institutional Shares

                             FINANCIAL INFORMATION

THE FUND, WITHOUT CHARGE, WILL FURNISH TO YOU UPON REQUEST A COPY OF THE FUND'S ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR AND A COPY OF ITS SEMIANNUAL REPORT FOR ANY SUBSEQUENT SEMIANNUAL PERIOD. SUCH REQUEST MAY BE DIRECTED TO USAA ASSET MANAGEMENT COMPANY, 9800 FREDERICKSBURG ROAD, SAN ANTONIO, TEXAS 78288 OR
(800)  531-8722.

                                  HOUSEHOLDING

Each household will receive a single copy of this Information Statement even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive an individual copy of this Information Statement, please call us toll free at (800) 531-USAA (8722) or contact us at 9800 Fredericksburg Road, San Antonio, Texas 78288, and we will send you an individual copy.

                                   EXHIBIT A
                             SUBADVISORY AGREEMENT
                                    BETWEEN
                          LAZARD ASSET MANAGEMENT AND
                         USAA ASSET MANAGEMENT COMPANY
                        INVESTMENT SUBADVISORY AGREEMENT

 AGREEMENT made as of the 16th day of October, 2012, (the Effective Date) between USAA ASSET MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having its principal place of business in San Antonio, Texas (AMCO) and Lazard Asset Management, a Delaware Limited Liability Company organized under the laws of the state of Delaware and having its principal place of business in New York, NY, (Subadviser).

 WHEREAS, AMCO serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the state of Delaware (the Trust) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

 WHEREAS, under its Investment Advisory Agreement with the Trust (Investment Advisory Agreement), AMCO is authorized to appoint subadvisers for series of the Trust (each a Fund, or collectively Funds); and

 WHEREAS, AMCO wishes to retain Subadviser to render investment advisory services to such Fund (or portions thereof) as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such Fund or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

 WHEREAS, Subadviser is willing to provide such services to the Fund Accounts and AMCO upon the terms and conditions and for the compensation set forth below;

 NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF SUBADVISER. AMCO hereby appoints Subadviser to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or AMCO in any way or otherwise be deemed an agent of the Trust or AMCO except as expressly authorized in this Agreement or another writing by the Trust, AMCO and Subadviser. Subadviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.  DUTIES  OF  SUBADVISER.

 (a) AUTHORITY TO INVEST. Subject to the control and supervision of AMCO and the Trust's Board of Trustees (the Board), Subadviser, at its own expense, shall have full discretion to manage, supervise, and direct the investment and reinvestment of Fund Accounts allocated to it by AMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that AMCO has the right to allocate and reallocate such assets to a Fund Account at any time. AMCO shall provide Subadviser with reasonable written notice of such allocations and reallocations. Subadviser shall perform its duties described herein in a manner consistent with the investment objective, policies, and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should Subadviser anticipate materially modifying its investment process, it must provide written notice in advance to AMCO, and any affected Prospectus and SAI should be amended accordingly.

 For each Fund set forth on Schedule A to this Agreement, Subadviser shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by AMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

 With respect to the management of each Fund Account pursuant to this Agreement, Subadviser shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Subadviser wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Subadviser must request in writing and receive advance permission from AMCO.

In accordance with Subsection (b) of this Section 2, Subadviser shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other trans-actions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

 In the performance of its duties, Subadviser will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, include-ing, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agree-ment, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Trust's compliance procedures and other policies, procedures or guidelines as the Board or AMCO reasonably may establish from time to time, (v) the pro-visions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of AMCO. Sub-adviser shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. AMCO shall be responsible for providing Subadviser with the Trust's Master Trust Agreement, as amended and supplemented, the Trust's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. AMCO shall provide Subadviser with prior written notice of any material changes to the Trust's Registration Statement, the Trust's compliance procedures and other policies, procedures or guidelines as the Board or AMCO reasonably may establish from time to time, that would affect Subadviser's management of a Fund Account.

 (b) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Subadviser will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Subadviser shall use its best efforts to obtain for the Fund Accounts the best execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the best execution available, Subadviser, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

 Subject to such policies as the Board has determined and have been provided to Subadviser, and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange Act), Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Subadviser's overall responsibilities with respect to the Fund and to other clients of Subadviser as to which Subadviser exercises investment discretion. The Board or AMCO may direct Subadviser in writing, to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

 On occasions when Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Subadviser, Subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

 Subadviser may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Subadviser may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

 Subadviser will advise the Funds' custodian or such depository or agents as may be designated by the custodian and AMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Subadviser shall not have possession or custody of any Fund's investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Subadviser giving proper instructions to the custodian, Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian, depository, or other agent designated by the custodian and AMCO.

 Notwithstanding the foregoing, Subadviser agrees that AMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with AMCO. Subadviser shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of AMCO to do so is obtained. In addition, Subadviser agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission (the Commission)) of Subadviser, except as permitted under the 1940 Act. AMCO agrees that it will provide Subadviser with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with AMCO or Subadviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

 (c) EXPENSES. Subadviser, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform its duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Subadviser's duties under this Agreement. However, Subadviser shall not be obligated to pay any expenses of AMCO, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

 (d) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, Subadviser, at its expense, will provide reasonable assistance to AMCO regarding the valuation of securities that are the subject of a significant event, not registered for public sale, not traded on any securities markets, or otherwise deemed illiquid for purposes of the 1940 Act. The parties acknowledge that AMCO is responsible for final pricing determinations and calculations, and that Subadviser will take such reasonable steps as necessary to assist AMCO in reaching such pricing determinations for Fund Account securities. Subadviser also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify AMCO immediately of the occurrence of any such events.

 (e) REPORTS AND AVAILABILITY OF PERSONNEL. Subadviser, at its expense, shall render to the Board and AMCO such periodic and special reports as the Board and AMCO may reasonably request with respect to matters relating to the duties of Subadviser set forth herein. Subadviser, at its expense, will make available to the Board and AMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and AMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Subadviser's duties hereunder.

 (f) COMPLIANCE MATTERS. Subadviser, at its expense, will provide AMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Subadviser also shall cooperate with and provide reasonable assistance to AMCO, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and AMCO, keep all such persons fully informed as to such matters as Subadviser may reasonably deem necessary to the performance of their obligations to the Trust and AMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

 (g) BOOKS AND RECORDS. Subadviser will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Subadviser agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or AMCO any such records (or copies of such records) upon the Fund's or AMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Subadviser may maintain copies of such records to comply with its recordkeeping obligations.
 (h) PROXIES. Unless and until Subadviser is otherwise directed by AMCO or the Board, AMCO will vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with AMCO's proxy voting guidelines.

3. ADVISORY FEE. AMCO shall pay to Subadviser as compensation for Subadviser's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within fifteen (15) business days after the end of such month. AMCO (and not the Funds) shall pay such fees. If Subadviser shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

Subadviser agrees that if (i) it provides investment advisory services substantially similar to the services provided to a Fund Account to any other registered, open-end management investment company (or series thereof) with a substantially similar investment mandate and with assets under management equal to or less than the assets of the Fund Account under management by Subadviser (the Substantially Similar Services) and (ii) Subadviser charges a lower fee for providing the Substantially Similar Services than it charges with respect to the Fund Account, then Subadviser shall reduce its fee with respect to the Fund Account so that it is equal to or less than the fee charged for providing the Substantially Similar Services on a going forward basis starting immediately.

4.  REPRESENTATIONS  AND  WARRANTIES.

 (a) SUBADVISER. Subadviser represents and warrants to AMCO that (i) the retention of Subadviser by AMCO as contemplated by this Agreement is authorized by Subadviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Subadviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Subadviser and when executed and delivered by Subadviser will be a legal, valid and binding obligation of Subadviser, enforceable against Subadviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Subadviser is registered as an investment adviser under the Advisers Act; (v) Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Subadviser and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to AMCO, and, with respect to such persons, Subadviser shall furnish to AMCO all reports and information provided under Rule 17j-1(c)(2); (vi) Subadviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Subadviser will promptly notify AMCO of the occurrence of any event that would disqualify Subadviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Subadviser has provided AMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to AMCO at least annually; (ix) Subadviser will notify AMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Subadviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Subadviser, in each case prior to or promptly after, such change; and (x) Subadviser has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards. Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund, whether on a relative or absolute basis.

  (b) AMCO. AMCO represents and warrants to Subadviser that (i) the retention of Subadviser by AMCO as contemplated by this Agreement is authorized by the respective governing documents of the Trust and AMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or AMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and AMCO and when executed and delivered by AMCO will be a legal, valid and binding obligation of the Trust and AMCO, enforceable against the Trust and AMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) AMCO is registered as an investment adviser under the Advisers Act; (v) AMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that AMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) AMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) AMCO will promptly notify Subadviser of the occurrence of any event that would disqualify AMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and
(viii) AMCO and/or its affiliates have adopted and use their best efforts to enforce their policies to identify and prevent investors in the Fund from market timing the purchase and sale of the Fund's shares or engaging in arbitrage activity to the detriment of long-term investors in the Fund.

5.  LIABILITY  AND  INDEMNIFICATION.

 (a) SUBADVISER. Subadviser shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust, a Fund, AMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933
Act)) (collectively, AMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to AMCO or the Trust by Subadviser Indemnities (as defined below) for use therein. Subadviser shall indemnify and hold harmless the AMCO Indemnities for any and all such losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses); provided, however, that in no case is Subadviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in performance of its duties under this Agreement or the Investment Advisory Agreement with the Trust.

 (b) AMCO. AMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Subadviser, any affiliated persons thereof (within the meaning of the 1940
Act) and any controlling persons thereof (as described in Section 15 of the 1933
Act) (collectively, Subadviser Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by AMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to AMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by Subadviser or Subadviser Indemnitiees in writing to AMCO or the Trust. AMCO shall indemnify and hold harmless Subadviser Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses); provided, however, that in no case is AMCO's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties under this Agreement.

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

 (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, AMCO, or Subadviser (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than sixty (60) days' written notice delivered or mailed by registered mail, postage prepaid, to AMCO and Subadviser.

 (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

 (c) AMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to Subadviser. Subadviser may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than ninety (90) days' written notice delivered or mailed by registered mail, postage prepaid, to AMCO.

 (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.
 (e) Any notice of termination served on Subadviser by AMCO shall be without prejudice to the obligation of Subadviser to complete transactions already initiated or acted upon with respect to a Fund.

 Upon termination of this Agreement, the duties of AMCO delegated to Subadviser under this Agreement automatically shall revert to AMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Subadviser to AMCO in connection with the Funds hereunder are not to be deemed exclusive, and Subadviser shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that AMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Subadviser, or AMCO itself, to perform investment advisory services to any portion of the Funds.

10.  ADDITIONAL  AGREEMENTS.

 (a) ACCESS TO INFORMATION. Subadviser shall, upon reasonable notice, afford AMCO at all reasonable times access to Subadviser's officers, employees, agents and offices and to all its relevant books and records and shall furnish AMCO with all relevant financial and other data and information as requested;
provided, however, that nothing contained herein shall obligate Subadviser to provide AMCO with access to the books and records of Subadviser relating to any other accounts other than the Funds.

 (b) CONFIDENTIALITY. All information and advice furnished by one party to the other party (including their respective officers, employees and authorized representatives) shall be treated confidentially and as proprietary information. Each party will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the other party, which approval shall not be unreasonably withheld and may not be withheld where a party may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the other party. Notwithstanding the foregoing, no approval is required in the case of routine, periodic reports required by law or regulation to be filed with a governmental or regulatory authority in the ordinary course or in the case of records and information provided to any regulator in the course of routine examinations of a party's books and records, except that either party receiving such a regulatory or ordinary course request Subadviser shall notify the other party of such regulatory or ordinary course request, prior to the provision of such information so as to allow the other party to respond appropriately.

 (c) PRIVACY POLICY. Subadviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from AMCO, if any, is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of AMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required. Notwithstanding the preceding and Section 10(b), Subadviser may, upon prior written permission, disclose AMCO's and the Fund's name in marketing materials as part of a representative client list. AMCO may at any time withdraw its consent to the use and disclosure of its name and the Fund's name.

 (d) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

 (e) NOTIFICATIONS. Subadviser agrees that it will promptly notify AMCO in the event that: (i) Subadviser becomes the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction or (ii) to the best of Subadviser's knowledge, any affiliate of Subadviser becomes the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction that Subadviser reasonably expects could have a material adverse effect upon the ability of Subadviser to perform its duties under this Agreement.

 (f) INSURANCE. Subadviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Subadviser's business activities.

 (g) SHAREHOLDER MEETING AND OTHER EXPENSES. In the event that the Trust shall be required to call a meeting of shareholders or send an information statement or prospectus supplement to shareholders solely due to actions involving Subadviser, including, without limitation, a change of control of Subadviser or a portfolio manager change, Subadviser shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement.

11.  MISCELLANEOUS.

 (a) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

AMCO:        USAA Asset Management Company
             9800 Fredericksburg Road, A-O3-W
             San Antonio, Texas 78288
             Facsimile No.: (210) 498-0083
             Attention: FASG Counsel

Subadviser:  Lazard Asset Management
             30 Rockefeller Plaza
             New York, NY 10112
             Phone: 212-632-6071
             Fax: 212-332-5785
             Attention: John McSharry

 (b) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
 (c) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the state of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the state of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

 (d) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

 (e) HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

 (f) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

 IN WITNESS WHEREOF, AMCO and Subadviser have caused this Agreement to be executed as of the date first set forth above.

Attest:                                USAA ASSET MANAGEMENT COMPANY
By:/s/ Adym Rygmyr                     By:/s/ Daniel S. McNamara
  ------------------                       -------------------------
Name: Adym Rygmyr                      Name: Daniel S. McNamara
Title: Secretary                       Title: President



By:/s/ Chris Cykowski
  ---------------------
Name: Chris Cykowski
Title: Authorized Signatory



Attest:                                LAZARD ASSET MANAGEMENT
By:  /s/ John  McSharry                By:  /s/ Jennifer Abate
     -------------------                   --------------------
Name: John McSharry                    Name: Jennifer Abate
Title: Senior Vice President           Title: Managing Director

                                   SCHEDULE A

Emerging Markets Fund

                                   SCHEDULE B
                                      FEES

                                            ACCOUNT RATE PER ANNUM OF THE
FUND                                AVERAGE DAILY NET ASSETS OF THE FUND ACCOUNT

Emerging Markets Fund                0-200  million  -  75  basis  points
                                     Next  200  million  -  70  basis  points
                                     Next  200  million  -  65  basis  points
                                     Over  600  million  -  60  basis  points

-----------------------

* Subadviser agrees that it will not seek to increase this fee rate during the three-year period ending October 16, 2015, (the Three-Year Lock). This Three-Year Lock does not limit the rights of a Fund's shareholders, a Fund's
Board, or AMCO as set forth in Section 6 of the Agreement ("Duration and Termination of this Agreement").

                                   EXHIBIT B
                             SUBADVISORY AGREEMENT
                                    BETWEEN
                      VICTORY CAPITAL MANAGEMENT INC. AND
                         USAA ASSET MANAGEMENT COMPANY
                        INVESTMENT SUBADVISORY AGREEMENT

 AGREEMENT made as of the 16th day of October, 2012, (the Effective Date) between USAA ASSET MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having its principal place of business in San Antonio, Texas (AMCO) and Victory Capital Management Inc., a corporation organized under the laws of the state of New York and having its principal place of business in Cleveland, Ohio, (Subadviser).

 WHEREAS, AMCO serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the state of Delaware (the Trust) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

 WHEREAS, under its Investment Advisory Agreement with the Trust (Investment Advisory Agreement), AMCO is authorized to appoint subadvisers for series of the Trust (each a Fund, or collectively Funds); and

 WHEREAS, AMCO wishes to retain Subadviser to render investment advisory services to such Fund (or portions thereof) as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such Fund or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

 WHEREAS, Subadviser is willing to provide such services to the Fund Accounts and AMCO upon the terms and conditions and for the compensation set forth below;

 NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF SUBADVISER. AMCO hereby appoints Subadviser to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or AMCO in any way or otherwise be deemed an agent of the Trust or AMCO except as expressly authorized in this Agreement or another writing by the Trust, AMCO and Subadviser. Subadviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.  DUTIES  OF  SUBADVISER.

 (a) AUTHORITY TO INVEST. Subject to the control and supervision of AMCO and the Trust's Board of Trustees (the Board), Subadviser, at its own expense, shall have full discretion to manage, supervise, and direct the investment and reinvestment of Fund Accounts allocated to it by AMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that AMCO has the right to allocate and reallocate such assets to a Fund Account at any time. AMCO shall provide Subadviser with reasonable written notice of such allocations and reallocations. Subadviser shall perform its duties described herein in a manner consistent with the investment objective, policies, and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should Subadviser anticipate materially modifying its investment process, it must provide written notice in advance to AMCO, and any affected Prospectus and SAI should be amended accordingly.

 For each Fund set forth on Schedule A to this Agreement, Subadviser shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by AMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

 With respect to the management of each Fund Account pursuant to this Agreement, Subadviser shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Subadviser wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Subadviser must request in writing and receive advance permission from AMCO.

In accordance with Subsection (b) of this Section 2, Subadviser shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

 In the performance of its duties, Subadviser will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Trust's compliance procedures and other policies, procedures or guidelines as the Board or AMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of AMCO. Subadviser shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. AMCO shall be responsible for providing
Subadviser with the Trust's Master Trust Agreement, as amended and supple-mented, the Trust's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. AMCO shall provide Subadviser with prior written notice of any material changes to the Trust's Registration Statement, the Trust's compliance procedures and other policies, procedures or guidelines as the Board or AMCO reasonably may establish from time to time, that would affect Subadviser's management of a Fund Account.

 (b) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Subadviser will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Subadviser shall use its best efforts to obtain for the Fund Accounts the best execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the best execution available, Subadviser, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

 Subject to such policies as the Board has determined and have been provided to Subadviser, and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange Act), Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Subadviser's overall responsibilities with respect to the Fund and to other clients of Subadviser as to which Subadviser exercises investment discretion. The Board or AMCO may direct Subadviser in writing, to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment. The Board or AMCO acknowledges that under such written direction, the Subadviser's services will not include the selection of brokerage firms nor the negotiation of commission rates, and the commission rates may not be as favorable as those which might be obtained if the Subadviser undertakes to select brokerage firms or negotiate rates with those firms selected. Subadviser may be unable to obtain best execution when directed to use a particular broker, and due to the manual nature of directed trades, the transactions may be executed after discretionary trades in certain circumstances.

 On occasions when Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Subadviser, Subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

 Subadviser may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Subadviser may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

 Subadviser will advise the Funds' custodian or such depository or agents as may be designated by the custodian and AMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Subadviser shall not have possession or custody of any Fund's invest-ments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Subadviser giving proper instructions to the custodian, Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian, depository, or other agent designated by the custodian and AMCO.

 Notwithstanding the foregoing, Subadviser agrees that AMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with AMCO. Subadviser shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of AMCO to do so is obtained. In addition, Subadviser agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission (the Commission)) of Subadviser, except as permitted under the 1940 Act. AMCO agrees that it will provide Subadviser with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with AMCO or Subadviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

 (c) EXPENSES. Subadviser, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform its duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Subadviser's duties under this Agreement. However, Subadviser shall not be obligated to pay any expenses of AMCO, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

 (d) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, Subadviser, at its expense, will provide reasonable assistance to AMCO regarding the valuation of securities that are the subject of a significant event, not registered for public sale, not traded on any securities markets, or otherwise deemed illiquid for purposes of the 1940 Act. The parties acknowledge that AMCO is responsible for final pricing determinations and calculations, and that Subadviser will take such reasonable steps as necessary to assist AMCO in reaching such pricing determinations for Fund Account securities. Subadviser also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify AMCO immediately of the occurrence of any such events.

 (e) REPORTS AND AVAILABILITY OF PERSONNEL. Subadviser, at its expense, shall render to the Board and AMCO such periodic and special reports as the Board and AMCO may reasonably request with respect to matters relating to the duties of Subadviser set forth herein. Subadviser, at its expense, will make available to the Board and AMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and AMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Subadviser's duties hereunder.

 (f) COMPLIANCE MATTERS. Subadviser, at its expense, will provide AMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Subadviser also shall cooperate with and provide reasonable assistance to AMCO, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and AMCO, keep all such persons fully informed as to such matters as Subadviser may reasonably deem necessary to the performance of their obligations to the Trust and AMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

 (g) BOOKS AND RECORDS. Subadviser will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Subadviser agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or AMCO any such records (or copies of such records) upon the Fund's or AMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Subadviser may maintain copies of such records to comply with its recordkeeping obligations.
 (h) PROXIES. Unless and until Subadviser is otherwise directed by AMCO or the Board, AMCO will vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with AMCO's proxy voting guidelines.

3. ADVISORY FEE. AMCO shall pay to Subadviser as compensation for Subadviser's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within fifteen (15) business days after the end of such month. AMCO (and not the Funds) shall pay such fees. If Sub-adviser shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

Subadviser agrees that if (i) it provides investment advisory services substantially similar to the services provided to a Fund Account to any other registered, open-end management investment company (or series thereof) with a substantially similar investment mandate and with assets under management equal to or less than the assets of the Fund Account under management by Subadviser (the Substantially Similar Services) and (ii) Subadviser charges a lower fee for providing the Substantially Similar Services than it charges with respect to the Fund Account, then Subadviser shall reduce its fee with respect to the Fund Account so that it is equal to or less than the fee charged for providing the Substantially Similar Services on a going forward basis starting immediately.

4.  REPRESENTATIONS  AND  WARRANTIES.
 (a) SUBADVISER. Subadviser represents and warrants to AMCO that (i) the retention of Subadviser by AMCO as contemplated by this Agreement is authorized by Subadviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Subadviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Subadviser and when executed and delivered by Subadviser will be a legal, valid and binding obligation of Subadviser, enforceable against Subadviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Subadviser is registered as an investment adviser under the Advisers Act; (v) Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Subadviser and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to AMCO, and, with respect to such persons, Subadviser shall furnish to AMCO all reports and information provided under Rule 17j-1(c)(2); (vi) Subadviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Subadviser will promptly notify AMCO of the occurrence of any event that would disqualify Subadviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or other-wise; (viii) Subadviser has provided AMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to AMCO at least annually; (ix) Subadviser will notify AMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Subadviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Subadviser, in each case prior to or promptly after, such change; and (x) Subadviser has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards. Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund, whether on a relative or absolute basis.

(b) AMCO. AMCO represents and warrants to Subadviser that (i) the retention of Subadviser by AMCO as contemplated by this Agreement is authorized by the respective governing documents of the Trust and AMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or AMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and AMCO and when executed and delivered by AMCO will be a legal, valid and binding obligation of the Trust and AMCO, enforceable against the Trust and AMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) AMCO is registered as an investment adviser under the Advisers Act; (v) AMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that AMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) AMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) AMCO will promptly notify Subadviser of the occurrence of any event that would disqualify AMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and
(viii) AMCO and/or its affiliates have adopted and use their best efforts to enforce their policies to identify and prevent investors in the Fund from market timing the purchase and sale of the Fund's shares or engaging in arbitrage activity to the detriment of long-term investors in the Fund.

5. LIABILITY AND INDEMNIFICATION.
 (a) SUBADVISER. Subadviser shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust, a Fund, AMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933
Act)) (collectively, AMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to AMCO or the Trust by Subadviser Indemnities (as defined below) for use therein. Subadviser shall indemnify and hold harmless the AMCO Indemnities for any and all such losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses); provided, however, that in no case is Subadviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in performance of its duties under this Agreement or the Investment Advisory Agreement with the Trust.

 (b) AMCO. AMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Subadviser, any affiliated persons thereof (within the meaning of the 1940
Act) and any controlling persons thereof (as described in Section 15 of the 1933
Act) (collectively, Subadviser Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by AMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to AMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by Subadviser or Subadviser Indemnitiees in writing to AMCO or the Trust. AMCO shall indemnify and hold harmless Subadviser Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses); provided, however, that in no case is AMCO's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties under this Agreement.

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

 (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, AMCO, or Subadviser (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than sixty (60) days' written notice delivered or mailed by registered mail, postage prepaid, to AMCO and Subadviser.

 (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

 (c) AMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to Subadviser. Subadviser may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than ninety (90) days' written notice delivered or mailed by registered mail, postage prepaid, to AMCO.

 (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.
 (e) Any notice of termination served on Subadviser by AMCO shall be without prejudice to the obligation of Subadviser to complete transactions already initiated or acted upon with respect to a Fund.

 Upon termination of this Agreement, the duties of AMCO delegated to Subadviser under this Agreement automatically shall revert to AMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Subadviser to AMCO in connection with the Funds hereunder are not to be deemed exclusive, and Subadviser shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that AMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Subadviser, or AMCO itself, to perform investment advisory services to any portion of the Funds.

10.  ADDITIONAL  AGREEMENTS.

 (a) ACCESS TO INFORMATION. Subadviser shall, upon reasonable notice, afford AMCO at all reasonable times access to Subadviser's officers, employees, agents and offices and to all its relevant books and records and shall furnish AMCO with all relevant financial and other data and information as requested;
provided, however, that nothing contained herein shall obligate Subadviser to provide AMCO with access to the books and records of Subadviser relating to any other accounts other than the Funds.

 (b) CONFIDENTIALITY. All information and advice furnished by one party to the other party (including their respective officers, employees and authorized representatives) shall be treated confidentially and as proprietary information. Each party will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the other party, which approval shall not be unreasonably withheld and may not be withheld where a party may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the other party. Notwithstanding the foregoing, no approval is required in the case of routine, periodic reports required by law or regulation to be filed with a governmental or regulatory authority in the ordinary course or in the case of records and information provided to any regulator in the course of routine examinations of a party's books and records. except that either party receiving such a regulatory or ordinary course request shall notify the other party of such regulatory or ordinary course request, prior to the provision of such information so as to allow the other party the opportunity to respond appropriately.

 (c) PRIVACY POLICY. Subadviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from AMCO, if any, is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of AMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required. Notwithstanding the preceding and Section 10(b), Subadviser may, upon prior written permission, disclose AMCO's and the Fund's name in marketing materials as part of a representative client list. AMCO may at any time withdraw its consent to the use and disclosure of its name and the Fund's name.

 (d) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

 (e) NOTIFICATIONS. Subadviser agrees that it will promptly notify AMCO in the event that: (i) Subadviser becomes the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction or (ii) to the best of Subadviser's knowledge, any affiliate of Subadviser becomes the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction that Subadviser reasonably expects could have a material adverse effect upon the ability of Subadviser to perform its duties under this Agreement.

 (f) INSURANCE. Subadviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Subadviser's business activities.

 (g) SHAREHOLDER MEETING AND OTHER EXPENSES. In the event that the Trust shall be required to call a meeting of shareholders or send an information statement or prospectus supplement to shareholders solely due to actions involving Subadviser, including, without limitation, a change of control of Subadviser or a portfolio manager change, Subadviser shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement.

11.  MISCELLANEOUS.

 (a) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

AMCO:          USAA Asset Management Company
               9800 Fredericksburg Road, A-O3-W
               San Antonio, Texas 78288
               Facsimile No.: (210) 498-0083
               Attention: FASG Counsel

Subadviser:    Victory Capital Management Inc.
               4900 Tiedeman Rd, 4th Floor
               Brooklyn, Ohio 44144
               Phone: (216) 898-2420
               Facsimile No.: (216) 370-5799
               Attention: Mike Hackett

 (b) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

 (c) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the state of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the state of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

 (d) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

 (e) HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

 (f) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

IN WITNESS WHEREOF, AMCO and Subadviser have caused this Agreement to be executed as of the date first set forth above.

Attest:                                  USAA ASSET MANAGEMENT COMPANY
By:/s/  Adym Rygmyr                      By:  /s/  Daniel  S.  McNamara
    ----------------                           ----------------------------
Name: Adym Rygmyr                        Name: Daniel S. McNamara
Title: Secretary                         Title: President


By:/s/ Chris Cykowski
  ---------------------
Name: Chris Cykowski
Title: Authorized Signatory


Attest:                                 VICTORY CAPITAL MANAGEMENT INC.
By:/s/  Peter  Scharich                 By:/s/ Michael Policarpo
  ---------------------                    ------------------------
Name: Peter Scharich                    Name: Michael Policarpo
Title: Chief Financial                  Officer Title: Senior Managing Director

                                   SCHEDULE A

                             Emerging Markets Fund

                                   SCHEDULE B
                                      FEES

                                      ACCOUNT  RATE  PER  ANNUM  OF  THE
FUND                           AVERAGE DAILY NET ASSETS OF THE FUND ACCOUNT
----                        ---------------------------------------------------

Emerging  Markets  Fund             0  -  50  million  -  85  basis  points
                                    Next  100  million  -  75  basis  points
                                    Over  150  million  -  70  basis  points

-----------------------

* Subadviser agrees that it will not seek to increase this fee rate during the three-year period ending October 16, 2015, (the Three-Year Lock). This Three-Year Lock does not limit the rights of a Fund's shareholders, a Fund's
Board, or AMCO as set forth in Section 6 of the Agreement ("Duration and Termination of this Agreement"). The parties agree to review the applicable fees once the total relationship is greater than $300 million.

                                   EXHIBIT C
                             SUBADVISORY AGREEMENT
                                    BETWEEN
                      BRANDES INVESTORS PARTNERS, L.P. AND
                         USAA ASSET MANAGEMENT COMPANY
                        INVESTMENT SUBADVISORY AGREEMENT

 AGREEMENT made as of the 17th day of October, 2012, (the Effective Date) between USAA ASSET MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having its principal place of business in San Antonio, Texas (AMCO) and Brandes Investment Partners, L.P., a limited partnership organized under the laws of the state of Delaware and having its principal place of business in San Diego, California, (Subadviser).

 WHEREAS, AMCO serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the state of Delaware (the Trust) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

 WHEREAS, under its Investment Advisory Agreement with the Trust (Investment Advisory Agreement), AMCO is authorized to appoint subadvisers for series of the Trust (each a Fund, or collectively Funds); and

 WHEREAS, AMCO wishes to retain Subadviser to render investment advisory services to such Fund (or portions thereof) as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such Fund or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

 WHEREAS, Subadviser is willing to provide such services to the Fund Accounts and AMCO upon the terms and conditions and for the compensation set forth below;

 NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF SUBADVISER. AMCO hereby appoints Subadviser to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or AMCO in any way or otherwise be deemed an agent of the Trust or AMCO except as expressly authorized in this Agreement or another writing by the Trust, AMCO and Subadviser. Subadviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.  DUTIES  OF  SUBADVISER.

 (a) AUTHORITY TO INVEST. Subject to the control and supervision of AMCO and the Trust's Board of Trustees (the Board), Subadviser, at its own expense, shall have full discretion to manage, supervise, and direct the investment and reinvestment of Fund Accounts allocated to it by AMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that AMCO has the right to allocate and reallocate such assets to a Fund Account at any time. AMCO shall provide Subadviser with reasonable written notice of such allocations and reallocations. Subadviser shall perform its duties described herein in a manner consistent with the investment objective, policies, and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should Subadviser anticipate materially modifying its investment process, it must provide written notice in advance to AMCO, and any affected Prospectus and SAI should be amended accordingly.

 For each Fund set forth on Schedule A to this Agreement, Subadviser shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by AMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

 With respect to the management of each Fund Account pursuant to this Agreement, Subadviser shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Subadviser wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Subadviser must request in writing and receive advance permission from AMCO.

 For avoidance of doubt, Subadviser shall not have the responsibility for or discretionary authority over the investment of the Fund's daily uninvested cash in any cash management or short-term vehicle utilized for the investment of such uninvested cash in the Fund. The Subadviser will not be responsible for the payment of the cost of securities or brokerage commissions or any other Trust expenses except as specified in this Agreement.

 In accordance with Subsection (b) of this Section 2, Subadviser shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

 In the performance of its duties, Subadviser will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Trust's compliance procedures and other policies, procedures or guidelines as the Board or AMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of AMCO. Subadviser shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. AMCO shall be responsible for providing Subadviser with the Trust's Master Trust Agreement, as amended and supplemented, the Trust's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. AMCO shall provide Subadviser with prior written notice of any material changes to the Trust's Registration Statement, the Trust's compliance procedures and other policies, procedures or guidelines as the Board or AMCO reasonably may establish from time to time, that would affect Subadviser' management of a Fund Account.

 (b) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Subadviser will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Subadviser shall use its best efforts to obtain for the Fund Accounts the best execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the best execution available, Subadviser, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

 Subject to such policies as the Board has determined and have been provided to Subadviser, and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange Act), Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Subadviser' overall responsibilities with respect to the Fund and to other clients of Subadviser as to which Subadviser exercises investment discretion. The Board or AMCO may direct Subadviser in writing, to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

 On occasions when Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Subadviser, Subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

 Subadviser may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Subadviser may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

 Subadviser will advise the Funds' custodian or such depository or agents as may be designated by the custodian and AMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Subadviser shall not have possession or custody of any Fund's investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Subadviser giving proper instructions to the custodian, Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian, depository, or other agent designated by the custodian and AMCO.

 Notwithstanding the foregoing, Subadviser agrees that AMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with AMCO. Subadviser shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of AMCO to do so is obtained. In addition, Subadviser agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission (the Commission)) of Subadviser, except as permitted under the 1940 Act. AMCO agrees that it will provide Subadviser with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with AMCO or Subadviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

 (c) EXPENSES. Subadviser, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform its duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Subadviser' duties under this Agreement. However, Subadviser shall not be obligated to pay any expenses of AMCO, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

 (d) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, Subadviser, at its expense, will provide reasonable assistance to AMCO regarding the valuation of securities that are the subject of a significant event, not registered for public sale, not traded on any securities markets, or otherwise deemed illiquid for purposes of the 1940 Act. The parties acknowledge that AMCO is responsible for final pricing determinations and calculations, and that Subadviser will take such reasonable steps as necessary to assist AMCO in reaching such pricing determinations for Fund Account securities. Subadviser also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify AMCO immediately of the occurrence of any such events.

 (e) REPORTS AND AVAILABILITY OF PERSONNEL. Subadviser, at its expense, shall render to the Board and AMCO such periodic and special reports as the Board and AMCO may reasonably request with respect to matters relating to the duties of Subadviser set forth herein. Subadviser, at its expense, will make available to the Board and AMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and AMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Subadviser' duties hereunder.

 (f) COMPLIANCE MATTERS. Subadviser, at its expense, will provide AMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Subadviser also shall cooperate with and provide reasonable assistance to AMCO, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and AMCO, keep all such persons fully informed as to such matters as Subadviser may reasonably deem necessary to the performance of their obligations to the Trust and AMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

 (g) BOOKS AND RECORDS. Subadviser will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Subadviser agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or AMCO any such records (or copies of such records) upon the Fund's or AMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account.

Notwithstanding subsection (ii) above, Subadviser may maintain copies of such records to comply with its recordkeeping obligations.

 (h) PROXIES. Unless and until Subadviser is otherwise directed by AMCO or the Board, AMCO will vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with AMCO's proxy voting guidelines. The Subadviser shall not incur any liability to the Trust or AMCO by reason of any exercise of any proxy voting authority in accordance with any direction by AMCO nor shall it incur any liability with respect to the failure to exercise any proxy voting authority in the absence of direction by AMCO, provided that nothing herein shall relieve the Subadviser of any liability it may have under applicable laws.

3. ADVISORY FEE. AMCO shall pay to Subadviser as compensation for Subadviser' services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within fifteen (15) business days after the end of such month. AMCO (and not the Funds) shall pay such fees. If Subadviser shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

Subadviser agrees that if (i) it provides investment advisory services substantially similar to the services provided to a Fund Account to any other registered, open-end management investment company (or series thereof) with a substantially similar investment mandate and with assets under management equal to or less than the assets of the Fund Account under management by Subadviser (the Substantially Similar Services) and (ii) Subadviser charges a lower fee for providing the Substantially Similar Services than it charges with respect to the Fund Account, then Subadviser shall reduce its fees with respect to the Fund Account so that it is equal to or less than the fee charged for providing the Substantially Similar Services on a going forward basis starting immediately. This paragraph shall only apply to Substantially Similar Services that are entered into by the Subadviser after the effective date of this Agreement.

4.  REPRESENTATIONS  AND  WARRANTIES.

 (a) SUBADVISER. Subadviser represents and warrants to AMCO that (i) the retention of Subadviser by AMCO as contemplated by this Agreement is authorized by Subadviser' governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Subadviser or its property is bound, whether arising by contract, operation of law or otherwise;
(iii) this Agreement has been duly authorized by appropriate action of Subadviser and when executed and delivered by Subadviser will be a legal, valid and binding obligation of Subadviser, enforceable against Subadviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Subadviser is registered as an investment adviser under the Advisers Act; (v) Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Subadviser and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to AMCO, and, with respect to such persons, Subadviser shall furnish to AMCO all reports and information provided under Rule 17j-1(c)(2); (vi) Subadviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Subadviser will promptly notify AMCO of the occurrence of any event that would disqualify Subadviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Subadviser has provided AMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to AMCO at least annually; (ix) Subadviser will notify AMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Subadviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Subadviser, in each case prior to or promptly after, such change; and (x) Subadviser has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards. Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund, whether on a relative or absolute basis.

  (b) AMCO. AMCO represents and warrants to Subadviser that (i) the retention of Subadviser by AMCO as contemplated by this Agreement is authorized by the respective governing documents of the Trust and AMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or AMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and AMCO and when executed and delivered by AMCO will be a legal, valid and binding obligation of the Trust and AMCO, enforceable against the Trust and AMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) AMCO is registered as an investment adviser under the Advisers Act; (v) AMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that AMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) AMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) AMCO will promptly notify Subadviser of the occurrence of any event that would disqualify AMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and
(viii) AMCO and/or its affiliates have adopted and use their best efforts to enforce their policies to identify and prevent investors in the Fund from market timing the purchase and sale of the Fund's shares or engaging in arbitrage activity to the detriment of long-term investors in the Fund.

5.  LIABILITY  AND  INDEMNIFICATION.

 (a) SUBADVISER. Subadviser shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust, a Fund, AMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933
Act)) (collectively, AMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any gross negligence, willful misconduct, bad faith or reckless disregard by Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to AMCO or the Trust by Subadviser Indemnities (as defined below) for use therein. Subadviser shall indemnify and hold harmless the AMCO Indemnities for any and all such losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses); provided, however, that in no case is Subadviser' indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in performance of its duties under this Agreement or the Investment Advisory Agreement with the Trust.

 (b) AMCO. AMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Subadviser, any affiliated persons thereof (within the meaning of the 1940
Act) and any controlling persons thereof (as described in Section 15 of the 1933
Act) (collectively, Subadviser Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any gross negligence, willful misconduct, bad faith or reckless disregard by AMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to AMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by Subadviser or Subadviser Indemnitiees in writing to AMCO or the Trust. AMCO shall indemnify and hold harmless Subadviser Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses); provided, however, that in no case is AMCO's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties under this Agreement.

 (c) Under no circumstances shall either party hereto be liable to the other for special, punitive or consequential damages, arising under or in connection with this Agreement, even if previously informed of the possibility of such damages.

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

 (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, AMCO, or Subadviser (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than sixty (60) days' written notice delivered or mailed by registered mail, postage prepaid, to AMCO and Subadviser.

 (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

 (c) AMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to Subadviser. Subadviser may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than ninety (90) days' written notice delivered or mailed by registered mail, postage prepaid, to AMCO.

 (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

 (e) Any notice of termination served on Subadviser by AMCO shall be without prejudice to the obligation of Subadviser to complete transactions already initiated or acted upon with respect to a Fund.

 Upon termination of this Agreement, the duties of AMCO delegated to Subadviser under this Agreement automatically shall revert to AMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Subadviser to AMCO in connection with the Funds hereunder are not to be deemed exclusive, and Subadviser shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that AMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Subadviser, or AMCO itself, to perform investment advisory services to any portion of the Funds.

10.  ADDITIONAL  AGREEMENTS.

 (a) ACCESS TO INFORMATION. Subadviser shall, upon reasonable notice, afford AMCO at all reasonable times access to Subadviser' officers, employees, agents and offices and to all its relevant books and records and shall furnish AMCO with all relevant financial and other data and information as requested and agreed to by Subadviser; provided, however, that nothing contained herein shall obligate Subadviser to provide AMCO with access to the books and records of Subadviser relating to any other accounts other than the Funds.

 (b) CONFIDENTIALITY. All information and advice furnished by one party to the other party (including their respective officers, employees and authorized representatives) shall be treated confidentially and as proprietary information. Each party will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the other party, which approval shall not be unreasonably withheld and may not be withheld where a party may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the other party. Notwithstanding the foregoing, no approval is required in the case of routine, periodic reports required by law or regulation to be filed with a governmental or regulatory authority in the ordinary course or in the case of records and information provided to any regulator in the course of routine examinations of a party's books and records, except that either party receiving such a regulatory or ordinary course request shall notify the other party of such regulatory or ordinary course request, prior to the provision of such information so as to allow the other party to respond appropriately.

 (c) PRIVACY POLICY. Subadviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from AMCO, if any, is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of AMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required. Notwithstanding the preceding and Section 10(b), Subadviser may, upon prior written permission, disclose AMCO's and the Fund's name in marketing materials as part of a representative client list. AMCO may at any time withdraw its consent to the use and disclosure of its name and the Fund's name.

 (d) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

 (e) NOTIFICATIONS. Each party agrees that it will promptly notify the other in the event that: (i) the party becomes the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction or (ii) to the best of the party's knowledge, any affiliate of such party becomes the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction that such party reasonably expects could have a material adverse effect upon the ability of the party to perform its duties under this Agreement.

 (f) INSURANCE. Subadviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Subadviser' business activities.

 (g) SHAREHOLDER MEETING AND OTHER EXPENSES. In the event that the Trust shall be required to call a meeting of shareholders or send an information statement or prospectus supplement to shareholders solely due to actions involving Subadviser, including, without limitation, a change of control of Subadviser or a portfolio manager change, Subadviser shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement.

11.  MISCELLANEOUS.

 (a) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

AMCO:           USAA Asset Management Company
                9800 Fredericksburg Road, A-O3-W
                San Antonio, Texas 78288
                Facsimile No.: (210) 498-0083
                Attention: FASG Counsel

SUBADVISER:     Brandes Investment Partners, L.P.
                11988 El Camino Real, Suite 600
                San  Diego, CA 92130
                Facsimile No.: (858) 314-1023
                Attention: General Counsel

 (b) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

 (c) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the state of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the state of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

 (d) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

 (e) HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

 (f) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

IN WITNESS WHEREOF, AMCO and Subadviser have caused this Agreement to be executed as of the date first set forth above.

Attest:                                   USAA  ASSET  MANAGEMENT  COMPANY
By:/s/  Adym  Rygmyr                      By:  /s/  Daniel  S.  McNamara
    ----------------                           ----------------------------
Name:  Adym  Rygmyr                       Name:  Daniel  S.  McNamara
Title:  Secretary                         Title:  President


By:/s/  Chris  Cykowski
  ---------------------
Name:  Chris  Cykowski
     Title:  Authorized  Signatory



Attest:                                   BRANDES  INVESTMENT
 PARTNERS,  L.P.
By:  /s/  Glenn  R.  Carlson              By:  /s/  Charles  H.  Brandes
     -----------------------                   -------------------------
Name:  Glenn  R.  Carlson                 Name:  Charles  H.  Brandes
Title:  Chief  Executive  Officer         Title:  Chairman

                                   SCHEDULE A

                             Emerging Markets Fund

                                   SCHEDULE B
                                      FEES

                                      ACCOUNT RATE PER ANNUM OF THE
 FUND                       AVERAGE  DAILY  NET  ASSETS  OF  THE  FUND  ACCOUNT
----                        ---------------------------------------------------
Emerging  Markets  Fund            0-300  million  -  75  basis  points
                                   Next  300  -  70  basis  points
                                   Over  600  -  60  basis  points


* Subadviser agrees that it will not seek to increase this fee rate during the three-year period ending October 16, 2015, (the Three-Year Lock). This Three-Year Lock does not limit the rights of a Fund's shareholders, a Fund's
Board, or AMCO as set forth in Section 6 of the Agreement ("Duration and Termination of this Agreement"). The Subadviser agrees to review the applicable fees once the total relationship is greater than $600 million.

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